Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

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CryptoRunner Partners with Figure Markets to Redefine DeFi Access and Experience 2 May, 2025 | Press-releases Figure Markets May 2nd, 2025 - CryptoRunner, the go-to platform for exploring innovative financial technologies, today announced its strategic partnership with Figure Markets, the next-generation trading ecosystem built on the Provenance Blockchain. This collaboration brings CryptoRunner users direct access to Figure's powerful suite of transparent, high-yield decentralized finance (DeFi) products-along with exclusive new-user incentives. The integration aligns with CryptoRunner's commitment to delivering an enhanced user experience. Users can now explore and engage with Figure Markets' robust offerings-from crypto-backed loans and yield-bearing stablecoins to tokenized real-world assets-all from within the CryptoRunner platform. This seamless integration ensures a smooth and enjoyable financial journey for all users. At the core of the partnership is a shared focus on security and transparency. Figure Markets employs advanced encryption and blockchain-backed systems to safeguard user data and assets. CryptoRunner users can now benefit from this secure environment while earning, trading, and borrowing with institutional-grade tools. Exclusive Launch Promotion To celebrate the partnership, new users who sign up via CryptoRunner and deposit and trade $100 within 14 days will receive a $50 bonus-offering the perfect incentive to experience Figure's innovative DeFi landscape.

Why Figure Markets Stands Out YLDS: A yield-bearing stablecoin offering up to 3.8% net yield, SEC-registered. Forward Vault: Earn up to 7% yield with home-equity loan strategies and daily liquidity. Crypto-Backed Loans: Instantly borrow against BTC/ETH at 12.5% APR, no credit checks. Demo Prime: Lend cash or crypto and earn up to 10%, institutional-style. Figure Exchange: Zero-fee hybrid platform with secure, transparent, on-chain trading. Together, CryptoRunner and Figure Markets are empowering users to unlock the full potential of decentralized finance-safely, transparently, and profitably. Disclosures More information on the Figure REIT can be found here and here. 3.8% as of 03/18/2025. Rate calculated as SOFR - 50bps. SOFR stands for Secured Overnight Financing Rate (SOFR), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. For more information, please visit the Federal Reserve Bank of New York's Website by clicking here. Additional disclosures can be found here. The annual percentage rate (APR) of Figure's Crypto-Backed loan ranges from 12.5 - 15% (12.5-16.73% APR) as of 7/19/2024. More information related to the Crypto-Back loan can be found here https://cryptorunner.com/press-releases/cryptorunner-partners-with-figure-markets-to-redefine-defi-access-and-experience/